                                                    WSGR DRAFT OF APRIL 11, 1995

                                1,750,000 SHARES

                                    TEKELEC

                                  Common Stock



                             UNDERWRITING AGREEMENT


                                                               ___________, 1995

ALEX. BROWN & SONS INCORPORATED
VOLPE, WELTY & COMPANY
CRUTTENDEN ROTH INCORPORATED
c/o Alex. Brown & Sons Incorporated
135 East Baltimore Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

         Tekelec, a California corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto an aggregate of 1,750,000 shares of the Company's Common Stock, without par value (the "Firm Shares"). The respective amounts of the Firm Shares to be so purchased by the Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to 262,500 additional shares of the Company's Common Stock (the "Option Shares") as set forth below.

         As the Underwriters, you have advised the Company (a) that you are authorized to enter into this Agreement and (b) that each of you is willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1. Representations and Warranties of the Company. The Company represents and warrants as follows:

                 (a) A registration statement on Form S-3 (File No. 33-__________) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act") and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. The Company has satisfied the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of Rule 430A of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised through the date hereof, have heretofore been delivered by the Company to you. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A of the Rules and Regulations, the information deemed to be part of the registration statement at the time it became effective pursuant to Rule 430A of the Rules and Regulations) and, in the event of any amendment thereto after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended. The Registration Statement has been declared effective by the Commission under the Act, and no post-effective amendment to this Registration Statement has been filed as of the date of this Agreement. The form of prospectus first filed by the Company with the Commission pursuant to its Rule 424(b) and Rule 430A is herein referred to as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Preliminary Prospectus or Prospectus, as the case may be, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) and 430A, and prior to the termination of the offering of the Shares by the Underwriters.

                 (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement; the subsidiaries of the Company listed in Exhibit 21.1 to the Company's Report on Form 10-K for the year ended December 31, 1994 (collectively, the "Subsidiaries") have been duly organized and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification and in which failure to so qualify would materially adversely affect the business or financial condition of the Company and the Subsidiaries, taken as a whole; the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of all liens, encumbrances and security interests; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

                 (c) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and nonassessable; and no preemptive rights of shareholders or similar contractual rights to purchase exist with respect to any of the Shares or the issue and sale thereof and there are no registration rights with respect to the capital stock of the Company which have not been satisfied or waived in connection with the offering of the Shares.

                 (d) The Shares conform with the statements concerning them in the Registration Statement.

                 (e) The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company.

                 (f) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and in all respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time the Registration Statement becomes effective or, in the case of documents filed after the time the Registration Statement becomes effective, at the time they will be filed with the Commission, will conform at such times in all respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Act, as applicable, and the Rules and Regulations of the Commission thereunder. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, including any documents incorporated by reference therein, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter, specifically for use in the preparation thereof.

                 (g) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules incorporated by reference in the Registration Statement, present fairly the consolidated financial position and the results of operations of the Company and Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the consolidated financial statements.

                 (h) There is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency which might result in any material adverse change in the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management, or business prospects of the Company and the Subsidiaries taken as a whole.

                 (i) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the consolidated financial statements (or as described in the Registration Statement or the documents incorporated by reference therein) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement or the documents incorporated by reference therein.

                 (j) The Company and the Subsidiaries have filed (or obtained extensions to file for) all federal, state and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due.

                 (k) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management, or business prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Registration Statement or in the documents incorporated by reference therein, as the same may be amended or supplemented.

                 (l) Neither the Company nor any of the Subsidiaries is in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound and which default is of material significance in respect of the business or financial condition of the Company and the Subsidiaries taken as a whole. The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party, except where such conflict, breach or default would not have a material adverse effect on the business or financial condition of the Company and the Subsidiaries, taken as a whole, or of the Articles of Incorporation or Bylaws of the Company or any order, rule or regulation applicable to the Company or any of the Subsidiaries of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

                 (m) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

               (n) The Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses. The Company has not been advised, and has no knowledge that either it or any of its Subsidiaries has not conducted or is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it has conducted or is conducting business, including, without limitation, all applicable local, state and federal employment and environmental laws and regulation, except where failure to have been or to be in compliance did not and would not have a material adverse effect on the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and the Subsidiaries taken as a whole.

                 (o) Coopers & Lybrand L.L.P., who have certified certain of the consolidated financial statements filed with the Commission and incorporated by reference in the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

                 (p) The Company and the Subsidiaries own or possess or can acquire on reasonable terms adequate rights to use all patents, trademarks, service marks, trade names, copyrights, mask work rights, technology know-how and other intellectual property rights and trade secrets ("Intellectual Property") necessary to conduct the business now operated as described in the Prospectus except where the failure to possess such rights would not have a material adverse effect on the business or financial condition of the Company and the Subsidiaries, taken as a whole, and, except as disclosed in the Prospectus, neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with (or knows of such infringement of or conflict with) rights of others with respect to the Intellectual Property which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect upon the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management, or business prospects of the Company and the Subsidiaries taken as a whole; and except as disclosed in the Prospectus, the Company and the Subsidiaries do not, in the conduct of their businesses as now conducted as described in the Prospectus, infringe or conflict with any Intellectual Property of any third party, where such infringement or conflict, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect upon the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management, or business prospects of the Company and the Subsidiaries taken as a whole.

                 (q) The Company has obtained the agreement of each of its executive officers and directors and certain shareholders not to offer for sale, agree to sell, sell, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or securities of the Company, including securities convertible into, exchangeable for or exercisable for securities of the Company for a period of ninety (90) days (and one hundred eighty (180) days in the case of Jean-Claude Asscher, Tekelec-Airtronic, S.A. and Natinco, S.A.) after the date of the Prospectus without the prior written consent of Alex. Brown & Sons Incorporated.

                 (r) The Common Stock is duly listed and quoted on the Nasdaq National Market.

                 (s) To date, the Company has filed any and all filings required by the Act, the Exchange Act and the Rules and Regulations and such filings have conformed in all material respects to the requirements of the Act, the Exchange Act and the Rules and Regulations, as the case may be, and have not included any untrue statements of a material fact or omitted to state a material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         2. Purchase Sale and Delivery of the Firm Shares. On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees severally and not jointly, to purchase at a price of $____ per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

                 Payment for the Firm Shares to be sold hereunder is to be made in New York Clearing House funds by certified or bank cashier's check drawn to the order of the Company against delivery of certificates therefor for the accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland at 10:00 a.m., Baltimore time, on the fifth business day after the date of this Agreement or at such other time and date not later than five (5) business days thereafter as you and the Company shall agree upon in writing, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Underwriters request in writing not later than the third business day prior to the Closing Date, and will be made available for inspection by the Underwriters at least one business day prior to the Closing Date.

                 In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part but only once and at any time upon written notice given within 30 days after the date of this Agreement, by you, the Underwriters, to the Company setting forth the number of Option Shares as to which the Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Underwriters but shall not be earlier than three nor later than ten (10) full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to 1,750,000, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over- allotments in the sale of the Firm Shares by the Underwriters. The Underwriters may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in New York Clearing House funds by certified or bank cashier's check drawn to the order of the Company against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland.

         3. Offering by the Underwriters. It is understood that the Underwriters are to make a public offering of the Firm Shares as soon as they deem it advisable to do so. The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus. The Underwriters may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

                 It is further understood that you will act in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by each of you.

         4. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

                 (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus or documents incorporated by reference therein of which the Underwriters shall not previously have been advised and furnished with a copy or which is not in compliance with the Rules and Regulations or to which the Underwriters shall have reasonably objected in writing and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

                 (b) The Company will advise the Underwriters promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                 (c) The Company will cooperate with the Underwriters in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Underwriters may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long as the Underwriters may reasonably request for distribution of the Shares.

                 (d) The Company will deliver to, or upon the order of, the Underwriters, from time to time, as many copies of any Preliminary Prospectus as the Underwriters may reasonably request. The Company will deliver to, or upon the order of, the Underwriters during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Underwriters may reasonably request. The Company will deliver to the Underwriters, at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement, including documents incorporated by reference therein, but without exhibits, and of all amendments thereto, as the Underwriters may reasonably request.

                 (e) If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

                 (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than fifteen (15) months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

                 (g) The Company will, for a period of five years from the Closing Date, deliver to the Underwriters copies of annual reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Underwriters similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

                 (h) The Company will not, during the ninety (90) days following the effective date of the Registration Statement and without the prior written consent of Alex. Brown & Sons Incorporated, directly or indirectly, sell (including without limitation any short sale), offer to sell, grant any option for the sale of, issue, distribute or otherwise dispose of any shares of Common Stock or any options, rights or warrants with respect to any Common Stock or any security convertible into Common Stock, or register any Common Stock for sale under the Act, except that the Company may, without such consent, (i) issue shares upon the exercise of options granted, or grant options to purchase shares (provided that such options are not exercisable within such ninety (90) day period and provided further that no such options are granted to any current executive officer of the Company other than pursuant to the Company's Employee Stock Purchase Plan) pursuant to its Amended and Restated 1984 Stock Option Plan, its 1994 Stock Option Plan, its Employee Stock Purchase Plan or its Amended and Restated Non-Employee Director Equity Incentive Plan or pursuant to warrants outstanding on the date of this Agreement and (ii) issue shares upon the exercise of a warrant to purchase 30,000 shares of Common Stock issued to Coudert Brothers and register such shares pursuant to the registration rights provisions of such warrant.

                 (i) The Company will apply the net proceeds of the sale of the Common Stock sold by it substantially in accordance with its statements under the caption "Use of Proceeds" in the Prospectus.

                 (j) The Company will maintain a transfer agent and registrar for its Common Stock.

                 (k) The Company will cause the Shares to be listed on the Nasdaq National Market upon notice of issuance.

         5. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Master Agreement Among Underwriters, the Underwriters' Selling Memorandum, the Underwriters' Questionnaire, the Invitation Letter, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission, the filing fees and expenses incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Shares; the Listing Fee of the Nasdaq National Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under state securities or Blue Sky laws. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Company.
The Company shall not, however, be required to pay for any of the Underwriters expenses (other than those related to qualification under state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Underwriters pursuant to Section 6 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

         6. Conditions of Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

                 (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission.

                 (b) The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Coudert Brothers, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

                                    (i)    The Company has been duly organized
                 and is validly existing as a corporation in good standing under the laws of the State of California, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of the respective jurisdictions of their incorporation, with corporate power and authority to own their properties and conduct their business as described in the Prospectus; the Company and the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their respective businesses require such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company (other than directors' qualifying shares); and, to such counsel's knowledge, the outstanding shares of capital stock of the Subsidiaries are owned free and clear of all liens, encumbrances and security interests, and no options, warranties or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

                                   (ii)    The Company has authorized and
                 outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of its Common Stock have been duly authorized; the outstanding shares of its Common Stock, have been duly authorized and validly issued and are fully paid and nonassessable; all of the Shares conform in all material respects to the description thereof contained in the Prospectus; the certificates for the Shares are in due and proper form; the shares of Common Stock, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and nonassessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of shareholders exist in the Company's Articles of Incorporation or Bylaws, or, to such counsel's knowledge, in any other agreement to which the Company is a party, with respect to any of the Shares or the issue and sale thereof and, to such counsel's knowledge, no registration rights exist with respect to the capital stock of the Company which have not been satisfied or waived in connection with the offering of the Shares.

                                  (iii)    The Registration Statement has
                 become effective under the Act and, to such counsel's knowledge, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                                   (iv)    The Registration Statement and the
                 Prospectus and each amendment or supplement thereto and each document incorporated by reference therein comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable Rules and Regulations thereunder (except that such counsel need express no opinion as to (i) the consolidated financial statements, schedules and other financial and financial statistical information included or incorporated by reference therein or
                 (ii) any information furnished in writing by or through the Underwriters specifically for use in preparation thereof).

                                    (v)    The statements under the caption
                 "Description of Capital Stock" in the Prospectus, and the description of the Company's Common Stock contained in its Registration Statement on Form 8-A filed November 12, 1986, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters of law, as the case may be, in all material respects.

                                   (vi)    Such counsel does not know of any
                 contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus or in the Company's filings under the Exchange Act incorporated by reference therein are fairly summarized in all material respects.

                                  (vii)    Such counsel knows of no material
                 legal proceedings pending or threatened against the Company or any of the Subsidiaries of a character which are required to be disclosed in the Registration Statement under the Act or in filings under the Exchange Act and the Rules and Regulations thereunder.

                                 (viii)    The execution and delivery of this
                 Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation or Bylaws of the Company, or any agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.

                                   (ix)    This Agreement has been duly
                 authorized, executed and delivered by the Company.

                                    (x)    No approval, consent, order,
                 authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the National Association of Securities Dealers, Inc. with respect to compensation of the Underwriters and compliance with Rule 10b-6A under the Exchange Act or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                          In rendering such opinion, Coudert Brothers may rely
                 as to matters governed by the laws of states other than California or Federal laws on local counsel in such jurisdictions, provided that, in each case, Coudert Brothers shall state that they believe that they and the Underwriters are justified in relying on such other counsel. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), or any of the documents incorporated by reference therein, as of the date of effectiveness of the Registration Statement or, in the case of documents incorporated by reference in the Prospectus after the date of effectiveness of the Registration Statement, as of the respective dates when such documents were filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to consolidated financial statements, schedules and other financial and financial statistical information included or incorporated by reference therein). With respect to such statement, Coudert Brothers may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                 (c) The Underwriters shall have received from Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (ii),
(iii), (iv), and (ix) of Paragraph (b) of this Section 6, and that the Company is a validly organized and existing corporation under the laws of the State of California. In rendering such opinion, Wilson, Sonsini, Goodrich & Rosati may rely as to all matters governed other than by the laws of the State of California or Federal laws on the opinion of counsel referred to in Paragraph
(b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, as of the time it become effective under the Act, and the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), or any of the documents incorporated by reference therein, as of the date of effectiveness of the Registration Statement or, in the case of documents incorporated by reference in the Prospectus after the date of effectiveness of the Registration Statement, as of the respective dates when such documents were filed with the Commission, and the Registration Statement and the Prospectus, or any amendment or supplement thereto, as of the Closing Date or the Option Closing Date, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to consolidated financial statements, schedules and other financial and financial statistical information included or incorporated by reference therein). With respect to such statement, Wilson, Sonsini, Goodrich & Rosati may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                 (d) The Underwriters shall have received at or prior to the Closing Date from Wilson, Sonsini, Goodrich & Rosati a memorandum or summary, in form and substance satisfactory to the Underwriters, with respect to the qualification for offering and sale by the Underwriters of the Shares under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably have designated to the Company.

                 (e) The Underwriters shall have received (i) on the date of this Agreement, a letter, dated the date hereof, from Coopers & Lybrand L.L.P., addressed to the Underwriters, confirming that they are independent certified public accountants within the meaning of the Securities Act and the applicable published Rules and Regulations for the respective periods reported on by such firm, and stating, on the basis of performing the procedures set forth in the letter signed by such firm and carried out through a date not more than five days prior to the date hereof, the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Underwriters concurrently with the execution of this Agreement, and (ii) on the Closing Date or the Option Closing Date, as the case may be, a signed letter from Coopers & Lybrand L.L.P., dated the Closing Date or the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter signed by such firm and dated and delivered to the Underwriters on the date hereof that nothing has come to their attention during the period from the date five days prior to the date hereof, to a date not more than five days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date or the Option Closing Date, as the case may be. All such letters shall be in form and substance satisfactory to the Underwriters.

                 (f) The Underwriters shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the President and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                                    (i)    The Registration Statement has
                 become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

                                   (ii)    He does not know of any litigation
                 instituted or threatened against the Company of a character required to be disclosed in the Registration Statement which is not so disclosed; he does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be.

                                  (iii)    He has carefully examined the
                 Registration Statement and the Prospectus and, to his knowledge, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any document incorporated by reference therein, were true and correct, and such Registration Statement and Prospectus, including any document incorporated by reference therein, did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, to his knowledge, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

                 (g) The Company shall have furnished to the Underwriters such further certificates and documents confirming the representations and warranties contained herein and related matters as the Underwriters may reasonably have requested.

                 (h) The Firm Shares and Option Shares, if any, have been approved for listing on the Nasdaq National Market.

                 The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Underwriters and to Wilson, Sonsini, Goodrich & Rosati, counsel for the Underwriters.

                 If any of the conditions hereinabove provided for in this
Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Underwriters by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

                 In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7. Conditions of the Obligations of the Company. The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8.      Indemnification.

                 (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse on a monthly basis each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriters specifically for use in the preparation thereof; and provided further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Common Stock concerned (or to the benefit of any person controlling such Underwriter) if the Prospectus (or the Prospectus as amended or supplemented if the Company shall have made any amendments thereof or supplements thereto which shall have been furnished to such Underwriter within a reasonable amount of time prior to the confirmation of such sale) does not contain such statement, alleged statement, omission or alleged omission, and copy of such Prospectus shall not have been sent or given to such person by such Underwriter at or prior to the written confirmation of such sale to such person as required by the Act. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                 (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse on a monthly basis any legal or other expenses reasonably incurred by the Company or any such director, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter shall be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Underwriters specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

                 (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right, to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                 (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.
The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act), shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this
Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment therein, including any document incorporated by reference therein, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         9. Default by Underwriters. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), the non-defaulting Underwriters shall use their best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase.
If during such 24 hours the non-defaulting Underwriters shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option shares as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion in the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or the non-defaulting Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or the Company except to the extent provided in
Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Underwriters, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: If to the Underwriters, to Alex. Brown & Sons Incorporated, 101 California Street, 46th Floor, San Francisco, California 94111, Attention: Andrew T. Sheehan, with a copy to Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304-

1050, Attention: Jeffrey D. Saper, Esq.; if to the Company, to Tekelec, 26580 West Agoura Road, Calabasas, California 91302, Attention: President, with a copy to Coudert Brothers, 1055 West 7th Street, 20th Floor, Los Angeles, California 90017, Attention: Ronald W. Buckly, Esq.

         11. Termination. This Agreement may be terminated by you by notice to the Company as follows:

                 (a) any time prior to the earlier of (i) the time the Firm Shares are released by you for sale by notice to the Underwriters or (ii) 11:30 a.m. on the first business day following the date of this Agreement;

                 (b) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or any other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities, on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities, or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the Untied Sates; or

                 (c)      as provided in Sections 6 and 9 of this Agreement;

                 This Agreement also may be terminated by you, by notice to the Company, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 9 of this Agreement.

         12. Successors. This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

         13. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers and (c) delivery and payment for the Shares under this Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings, negotiations and agreements of such parties, oral or written.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                 Very truly yours,

                                 TEKELEC

                                 By:
                                    ---------------------------------------
                                                    President


The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written:

ALEX. BROWN & SONS INCORPORATED
VOLPE, WELTY & COMPANY
CRUTTENDEN ROTH INCORPORATED

By ALEX. BROWN & SONS INCORPORATED


By:
    ----------------------------------
             Authorized Officer

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS


                                                                      Number of Firm Shares
                      Underwriter                                        to be Purchased
 -----------------------------------------------------                ---------------------
 Alex. Brown & Sons Incorporated
 Volpe, Welty & Company
 Cruttenden Roth Incorporated




                                                                             ---------
       Total                                                                 1,750,000
                                                                             =========